First Quarter 2009 Earnings Webcast & Conference Call April 21, 2009 Exhibit 99.2

Gary Kohn Vice President Investor Relations

Safe Harbor
This presentation contains certain statements that are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Actual outcomes and results may differ materially from those expressed in, or implied by, our forward-looking statements. Words such as "expects," "intends," "anticipates," "believes," "estimates," "guides," "provides guidance," "provides outlook" and other similar expressions or future or conditional verbs such as "will," "should," "would" and "could" are intended to identify such forward-looking statements. Readers of this presentation by The Western Union Company (the "Company," "Western Union," "we," "our" or "us") should not rely solely on the forward-looking statements and should consider all uncertainties and risks discussed under "Risk Factors" included within the Annual Report on Form 10-K for the year ended December 31, 2008. The statements are only as of the date they are made, and the Company undertakes no obligation to update any forward-looking statement.
Possible events or factors that could cause results or performance to differ materially from those expressed in our forward-looking statements include the following: changes in general economic conditions and economic conditions in the geographic regions and industries in which we operate; adverse movements and volatility in capital markets and other events which affect our liquidity, the liquidity of our agents, or the value of, or our ability to recover our investments; changes in immigration laws, patterns and other factors related to migrants; technological changes, particularly with respect to e-commerce; the failure by us, our agents or subagents to comply with our business and technology standards and contract requirements or applicable laws and regulations, especially laws designed to prevent money laundering and terrorist financing; our ability to attract and retain qualified key employees and to manage our workforce successfully; changes in foreign exchange rates, including the impact of the regulation of foreign exchange spreads on money transfers; political conditions and related actions in the United States and abroad which may adversely affect our businesses and economic conditions as a whole;
failure to maintain sufficient amounts or types of regulatory capital to meet the changing requirements of our various regulators worldwide; significantly lower growth or declines in the money transfer market and other markets in which we operate; failure to implement agent contracts according to schedule; our ability to maintain our agent network and biller relationships under terms consistent with or more advantageous to us than those currently in place; interruptions of United States government relations with countries in which we have or are implementing material agent contracts; deterioration in consumers' and clients' confidence in our business, or in money transfer providers generally; failure to manage credit and fraud risks presented by our agents and consumers or non performance of our financial services providers and insurance carriers; adverse rating actions by credit rating agencies; liabilities and unanticipated developments resulting from litigation and regulatory investigations and similar matters, including costs, expenses, settlements and judgments; changes in United States or foreign laws, rules and regulations including the Internal Revenue Code, and governmental or judicial interpretations thereof; our ability to favorably resolve tax matters with the Internal Revenue Service and other tax jurisdictions; changes in industry standards affecting our business; changes in accounting standards, rules and interpretations; failure to compete effectively in the money transfer industry with respect to global and niche or corridor money transfer providers, banks and other nonbank money transfer services providers, including telecommunications providers, card associations and card-based payment providers; our ability to grow our core businesses; our ability to develop and introduce new products, services and enhancements, and gain market acceptance of such products; our ability to protect our brands and our other intellectual property rights; our ability to manage the potential both for patent protection and patent liability in the context of a rapidly developing legal framework for intellectual property protection; any material breach of security of or interruptions in any of our systems; mergers, acquisitions and integration of acquired businesses and technologies into our company and the realization of anticipated synergies from these acquisitions; adverse consequences from our spin-off from First Data Corporation, including resolution of certain ongoing matters; decisions to downsize, sell or close units, or to transition operating activities from one location to another or to third parties, particularly transitions from the United States to other countries; decisions to change our business mix; cessation of various services provided to us by third-party vendors; catastrophic events; and management's ability to identify and manage these and other risks.

Christina Gold President & Chief Executive Officer

Financial Results – Q1 2009
Revenue $1.2B                   (5)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $0.32 19%
Revenue,
constant currency
flat
EPS,
excluding Q1 2008 restructuring
10%
EPS,
constant currency
$0.33
Strong margins and cash flow

24.4%
26.3%
28.4%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Financial Results – Q1 2009
Financial Results – Q1 2009
Q1 2008
Reported
Q1 2008
Excluding
Restructuring
Q1 2009
Reported
Operating Margin
Cost savings initiatives
Headcount reductions
Position relocations
Selectively lowering commissions
Consolidation of C2C regions
Timing of 2009 investments
Generated $357 million of Cash
Flow from Operations
Industry leading operating margin
Industry leading operating margin

2009 – Year of Opportunity
C2C transactions up 7% in Q1
FEXCO acquisition
U.S. Bank agreement
Fidelity National Information Service agreement
Financial strength as strategic asset
Invest to gain market share

Geographically Diverse Portfolio
Revenue Transactions
Q1 09
(4)% 15%
Europe, Middle East, Africa, S. Asia
43% of Western Union revenue
Revenue impacted by currency fluctuations
Europe slowed moderately
Gulf States and India among fastest growers
Investing in market share opportunities
Payment Services Directive
Acquired FEXCO money transfer business

Geographically Diverse Portfolio
Revenue Transactions
Q1 09
Americas
(7)% (3)%
33% of Western Union revenue
Mexico and domestic challenged in 2009
U.S outbound stable
New “Go-to-Market” strategy
Combined U.S. and Latin American organizations
U.S. Bank
Fidelity National Information Service

Geographically Diverse Portfolio
Revenue Transactions
Q1 09
Asia Pacific
3% 25%
8% of Western Union revenue
China slowed sequentially due to fewer small enterprise transfers
Increased focus on China strategy
Philippines inbound remittance growth remained strong
Asia Pacific region represents significant long-term opportunity

Revenue Transactions
Q1 09
C2B/Payments
(8)% 2%
Nearly 90% of revenue is U.S. derived
International and product expansion is key
Real-time offering with Yodlee and Fidelity National Information Services
New leadership
Expand the C2B/Payments Business
Expand the C2B/Payments Business

WESTERN UNION
yes!
can
one word
change
the
world?
yes!
WESTERN UNION
yes!

12 Proven Business Model Performing well in challenging environment World class brand Diverse network across 200 countries and territories Strong balance sheet, cash flow and margin

Scott Scheirman Executive Vice President & Chief Financial Officer

Financial Results – Q1 2009
Revenue $1.2B                   (5)%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS $0.32 19%
Revenue,
constant currency
flat
EPS,
excluding Q1 2008 restructuring
10%
EPS,
constant currency
$0.33
Q1 results in-line with expectations

15 Transaction Fee Components of Revenue $ in millions Q1 08 Q1 09 Foreign Exchange Q1 08 Q1 09 $1,021 $959 (6)% $210 $205 (2)%

Consumer-to-Consumer
Q1 2009
Change (millions)
Transactions 46 7%
Revenue $1,004 (5)%
Revenue, constant currency
1%
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Operating Income 5%
Operating Margin 270 bp 28.6%
$287
84% of revenue

1%
(5)%
7%
Transaction
Growth
Mix Price
Reductions
Constant
Currency
Revenue
Growth
Currency
Impact
Reported
Revenue
Growth

C2C Transaction and Revenue Growth
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Q1 2009

18 Strong C2C Operating Margin 2008 2009 25.9% 28.6% 270 bp First Quarter Call center relocations Workforce reductions Combining of C2C regions Expense management

19 Consumer-to-Business/Payments Q1 2009 Change (millions) Transactions 106 2% Revenue $174 (8)% Operating Income $50 (10)% Operating Margin 29% (60) bp 14% of revenue

Cost of Services – Improving as Percent of Revenue
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
59.9%
58.2%
55.7%
2008
Reported
2009
Reported
2008
Excl. Restructuring
First Quarter

21 SG&A – Consistent as Percent of Revenue Note: See appendix for reconciliation of Non-GAAP to GAAP measures. 2008 Reported 2009 Reported 2008 Excl. Restructuring First Quarter 15.6% 15.5% 15.9%

22 24.4% 26.3% 28.4% Improving Operating Margin Note: See appendix for reconciliation of Non-GAAP to GAAP measures. First Quarter 2008 Reported 2009 Reported 2008 Excl. Restructuring

23 Improving Tax Rate Note: See appendix for reconciliation of Non-GAAP to GAAP measures. 29.2% 29.8% 26.6% First Quarter 2008 Reported 2009 Reported 2008 Excl. Restructuring

Liquidity is a Distinct Advantage
Cash Flows From Operations, Q1 2009 $357 million
Cash Balance, March 31, 2009 $1.5 billion
Debt Balance, March 31, 2009 $3.1 billion
Capital Expenditures, Q1 2009 $16 million
$1 billion due in 2011
$500 million due in 2014
$1 billion due in 2016
$500 million due in 2036

Reaffirm 2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
Revenue assumptions include:
– Mid- to high-single digit C2C transaction growth
– Single-digit cross-border principal growth
– Global market share gains
– C2C principal per transaction to decline
– C2B trends to continue into 2009
Constant Currency Revenue to be down 2% to 5%
GAAP Revenue to be down 5% to 8%

Reaffirm 2009 Outlook
Note: See appendix for reconciliation of Non-GAAP to GAAP measures.
EPS assumptions include:
– FEXCO acquisition
– Net other expense of $150 million
– Tax rate of approximately 26%
– Buyback of $400 million
– Full-year margins of around 27%
Constant Currency EPS of $1.16 to $1.26
GAAP EPS of $1.18 to $1.28

27 Reaffirm 2009 Outlook Cash Flow from Operations to exceed $1.1 billion Capital Expenditures of less than $150 million

Christina Gold President & Chief Executive Officer

Strong Get Stronger
2009 a year of opportunity
Investing for tomorrow
More efficient regional structure with new leadership
Focus on the core and move money transfer business forward
Invest in initiatives that target broader payments market
Creating shareholder value
Setting the stage for strategic progress

Building on Success – Attract New,
Incremental Customers
Westernunion.com
Made user experience easier and faster
Expanding internationally while improving margins
Intra-country opportunities
Leverage network and high brand awareness
Banking strategy
Expand distribution and extend brand to new customers
Payment Services Directive
New classes of trade

WESTERN UNION
MoneyWise
4000 1234 5678 9010
12/12
DEBIT
VISA

Building on Success – Attract New,
Incremental Customers
Mobile money transfer
Signing key operators
Implementing new test
Prepaid, reloadable MoneyWise Visa card
Innovated feature – Home Delivery
Expanding to additional cities
™
®

WESTERN UNION
can
yes!

Yes!
oui!

Yes!

WESTERN UNION | yes!

Significant Market Opportunity
World Bank estimates remittance market returning to
growth in 2010
Mobile workforce continues to seek employment
Remittance flows remain resilient
Migrant population has increasing financial service needs
Source: World Bank March 24, 2009

- !

WESTERN UNION yes!
can
one word
define
a
company?
yes!
WESTERN UNION yes!

Western Union - Consumer Centric Organization
Demand based product development
In-house consumer database
yes  campaign
Efficient techniques including social media
Launched globally
Commercials running in 21 languages

can i make the sun shine
for her everyday?
yes!
WESTERN UNION
yes!
money transfer

Global Leader
Leadership position in growing market
379,000 agent locations
Well-known brand
Geographically diverse revenue stream
Scalable infrastructure
Industry-leading compliance capabilities
Solid financial position
Well positioned for long-term growth

First Quarter 2009 Earnings Webcast & Conference Call Appendix April 21, 2009

Non-GAAP Measures
Western Union's management has presented: (1) Consolidated and consumer-to-consumer segment revenue growth, international consumer-to-consumer revenue growth and international consumer-to-consumer excluding United states originated transactions revenue growth, excluding the impact of translating foreign currency denominated revenues into United States dollars;  (2) Cost of services and selling, general and administrative as a percent of revenue, excluding 2008 restructuring and related expenses;  (3)
Earnings per share growth and 2008 operating income margin, excluding 2008 restructuring and related expenses; (4) Earnings per share, excluding the impact of translating foreign currency denominated amounts into United States dollars; (5) Effective tax rate, excluding the impact of the 2008 restructuring and related expenses; (6)  Consumer-to-consumer principal per transaction declines and consumer-to-consumer cross-border principal growth, excluding the impact of translating foreign currency denominated amounts into
United States dollars;  (7) 2009 Revenue outlook, excluding the estimated impact of translating foreign currency denominated amounts into United States dollars; and (8) 2009 EPS outlook, excluding the estimated impact of translating foreign currency denominated amounts into United States dollars.  Western Union's management believes these non-GAAP measures provide meaningful supplemental information regarding our operating results to assist management, investors, analysts, and others in understanding our financial results and to better analyze trends in our underlying business, because they provide consistency and comparability to prior periods.
A non-GAAP financial measure should not be considered in isolation or as a substitute for the most comparable GAAP financial measure. A non-GAAP financial measure reflects an additional way of viewing aspects of our operations that, when viewed with our
GAAP results and the reconciliation to the corresponding GAAP financial measure, provide a more complete understanding of our business.  Users of the financial statements are encouraged to review our financial statements and publicly-filed reports in their entirety and not to rely on any single financial measure. A reconciliation of non-GAAP measures to the most directly comparable
GAAP financial measures is included below.

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
Consolidated
Consumer-to-
Consumer
segment
International
Consumer-to-
Consumer
International
Consumer-to-
Consumer excluding
United States
originated
transactions
2009 Revenues, as reported (GAAP) $         1,201.2 $        1,003.7 814.8 $            654.8 $
Reversal of impact from translation of
foreign currency denominated amounts
into United States dollars (a) 60.7 57.9
55.7 55.7
$         1,261.9 $        1,061.6 $             870.5 $                        710.5
2008 Revenues, as reported (GAAP) $         1,265.9 $        1,053.8 843.8 $            677.0 $
Revenue decrease, as reported (GAAP) (5)% (5)% (3)% (3)%
Revenue growth, adjusted
0% 1% 3% 5%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
2009 Revenues, adjusted
Three Months Ended March 31,
Adjustments:

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Revenues
$            1,201.2 $          1,265.9
$                669.1 $             758.6
Restructuring and related expenses (b) - (22.4)
$                669.1 $             736.2
55.7% 59.9%
55.7% 58.2%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
March 31,
Cost of services as a percent of revenue, as reported
(GAAP)
Cost of services as a percent of revenue, adjusted
Cost of services, as reported (GAAP)
Adjustments:
Cost of services, adjusted

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Revenues
$          1,201.2 $      1,265.9
$             191.2 $         198.0
Restructuring and related expenses (b) -
(1.8)
$             191.2 $         196.2
15.9% 15.6%
15.9% 15.5%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Selling, general and administrative, as reported (GAAP)
Adjustments:
Selling, general and administrative as a percent of revenue, as reported
(GAAP)
Selling, general and administrative as a percent of revenue, adjusted
Selling, general and administrative, adjusted
Three Months Ended
March 31,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
2009 2008
$                               223.9 $                            207.1
Restructuring and related expenses, net of income
tax benefit of $9.1 million for the three months
ended March 31, 2008 (b) - 15.1
$                               223.9 $                            222.2
As reported (GAAP) $                                 0.32 $                              0.27
Restructuring and related expenses (b) - 0.02
Adjusted $                                 0.32 $                              0.29
Diluted weighted-average shares outstanding 708.0 756.8
EPS, as reported (GAAP) 19%
EPS, adjusted 10%
_______
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Earnings per share ("EPS"):
Adjustment:
Net income, adjusted
Growth:
Three Months Ended
March 31,
Net income, as reported (GAAP)

2009 2008
Revenues
$                  1,201.2 $                         1,265.9
$                     340.9 $                            309.3
Restructuring and related expenses (b) - 24.2
$                     340.9 $                            333.5
Operating income margin, as reported (GAAP) 28.4% 24.4%
Operating income margin, adjusted
28.4% 26.3%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended
March 31,
Operating income, as reported (GAAP)
Adjustment:
Operating income, adjusted
(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions, except per share amounts)
Three Months Ended
March 31, 2009
$
Reversal of impact from translation of foreign currency
denominated amounts into United States dollars, net of
income tax expense of $4.0 million (a) 9.3
$
As reported (GAAP) $
Impact from translation of foreign currency
denominated amounts into United States dollars (a) 0.01
Adjusted $
Diluted weighted-average shares outstanding 708.0
_______
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Net income, as reported (GAAP)
Adjustment:
Net income, adjusted
Earnings per share ("EPS"):
233.2
223.9
0.32
0.33

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in millions)
2009 2008
Income before income taxes, as reported (GAAP)
$                    305.2
292.5 $
Adjustments:
Restructuring and related expenses (b)
-
24.2
Income before income taxes, adjusted
$                    305.2 $                    316.7
Provision for income taxes, as reported (GAAP) $                      81.3 85.4 $
Adjustments:
Tax benefit on restructuring and related expenses (b) - 9.1
Provision for income taxes, adjusted
$                      81.3 $                      94.5
Effective tax rate, as reported (GAAP)
26.6% 29.2%
Effective tax rate, adjusted 26.6% 29.8%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Three Months Ended March 31,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2009 2008
$                        358 $                               396
Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) 26 -
$                        384 $                               396
Consumer-to-consumer principal per transaction decline, as reported (GAAP) (10)%
Consumer-to-consumer principal per transaction decline, adjusted
(3)%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Adjustment:
Three Months Ended
March 31,
Consumer-to-consumer principal per transaction, adjusted
Consumer-to-consumer principal per transaction

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
(in billions)
2009 2008
$                       15.0 $                              15.5
Reversal of impact from translation of foreign currency denominated amounts into United States dollars (a) 1.1 -
$                       16.1 $                              15.5
Consumer-to-consumer cross-border principal decline, as reported (GAAP) (3)%
Consumer-to-consumer cross-border principal growth, adjusted
4%
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Consumer-to-consumer cross-border principal, adjusted
Consumer-to-consumer cross-border principal
Adjustment:
Three Months Ended
March 31,

(unaudited)
THE WESTERN UNION COMPANY
RECONCILIATION OF NON-GAAP MEASURES
2009 Revenue Outlook
Revenue decreases GAAP basis (5)% (8)%
Adjustments:
Reversal of estimated impact of translation of
foreign currency denominated amounts into United
States dollars (c)
3% 3%
Adjusted estimated revenue declines (2)% (5)%
2009 EPS Outlook
$            1.18 $                1.28
Adjustments:
Reversal of estimated impact from translation of
foreign currency denominated amounts into United
States dollars (c) (0.02) (0.02)
$            1.16
$                1.26
Refer to footnote explanations at the end of this "Reconciliation of Non-GAAP Measures" section.
Range
Adjusted EPS guidance  (includes $0.02 of dilution for
agent acquisition)
EPS guidance GAAP basis (includes $0.02 of dilution for
agent acquisition)
Range

Footnote explanations
(a) Represents the impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United States dollar. Constant currency results exclude any benefit or loss caused by foreign exchange fluctuations between foreign currencies and the
U.S. dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.  In addition, to compute constant currency earnings per share, the Company assumes the impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges was consistent with the prior year.
(b) 2008 restructuring and related expenses relate to severance, outplacement and other employee related benefits; facility closure and migration of IT infrastructure; and other expenses related to relocation of various operations to existing Company facilities and third party providers. The restructuring and related expenses are included in cost of services and selling, general and administrative expense lines of the consolidated statements of income, and are not included in segment results.
(c) Represents the estimated impact from the fluctuation in exchange rates between all foreign currency denominated amounts and the United
States dollar. Constant currency results exclude any estimated benefit or loss caused by foreign exchange fluctuations between foreign currencies and the U.S. dollar, net of foreign currency hedges, which would not have occurred if there had been a constant exchange rate.
In addition, to compute constant currency earnings per share, the Company assumes the estimated impact of fluctuations in foreign currency derivatives not designated as hedges and the portion of fair value that is excluded from the measure of effectiveness for those contracts designated as hedges is consistent with the prior year.

Use of Material
The information contained in this presentation is being provided for your convenience and information only.  This information is accurate as of the date of its initial presentation, April 21, 2009. If you plan to use this information for any purpose, verification of its continued accuracy is your responsibility.  The Western Union Company assumes no duty to update or revise the information contained in this presentation. You may reproduce information contained in this presentation provided you do not alter, edit, or delete any of the content and provided you identify the source of the information as The Western Union Company which owns the copyright.